FOURTEENTH AMENDMENT TO LEASE

This agreement (the "Fourteenth Amendment") made as of the 1 day of September, 2023, between **Oral Roberts University**, an Oklahoma corporation ("Landlord") and **ENGlobal U.S., Inc.**, successor-by-merger to ENGlobal Engineering, Inc., a Texas Corporation ("Tenant").

WHEREAS, Landlord and Tenant entered into that certain Lease Agreement dated January 27, 2005 as amended by a First Amendment to Lease dated April 7, 2005, a Second Amendment to Lease dated June 13, 2005, a Third Amendment to Lease dated December 28, 2005, a Fourth Amendment to Lease dated February 27, 2006, a Fifth Amendment to Lease dated July 26, 2006, a Sixth Amendment to Lease dated June 20, 2007, a Seventh Amendment to Lease dated November 12, 2010, an Eighth Amendment to Lease dated May 15, 2012, a Ninth Amendment to Lease dated August 22, 2017, a Tenth Amendment to Lease dated August 22, 2018, an eleventh Amendment to Lease dated September 25th, 2019 and a Twelfth Amendment to Lease dated November 11th, 2020 and a Thirteenth Amendment to Lease dated August 18th, 2022 (as so amended, the "Lease"); and

WHEREAS, Landlord and Tenant (the "parties") now desire to amend and modify the Lease in the following particulars;

NOW THEREFORE, in consideration of the mutual covenants contained herein, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant agree as follows:

1. The provisions of this Fourteenth Amendment shall supersede any inconsistent provisions contained in the Lease, whether such inconsistent provisions are contained in the printed portion of the Lease or any addendum, rider or exhibit annexed thereto. All capitalized items not otherwise defined herein shall have the same meanings ascribed to them in the Lease.

2. **Lease Term.** The Lease Term is extended to and shall expire on December 31, 2025, unless sooner terminated or extended to a later day under any other term or provision of the Lease.

3. **Premises.** Commencing on October 1, 2023 the Premises shall consist of a total of 24,182 square feet of Net Rentable Area contained in suites 120, 3300 and 3500. Tenant shall vacate the 34th floor on or before October 1, 2023.

4. **Base Rental.** Effective October 1, 2023, the Base Rental for the Premises shall be waived for October, 2023 and November, 2023, provided that Tenant has fully vacated the 34th floor on or before October 1, 2023. Starting December 1, 2023, Base Rental shall be $253,908 per annum ($21,159.00 per month).

5. **Tenant Improvement Allowance.** Landlord shall provide a Tenant Improvement Allowance of $5,000.00 to be used for the purpose of improving Tenant's shipping area in Suite 120 at Tenant's discretion.

6. **Right of First Refusal.** Tenant shall have an ongoing Right of First Refusal to lease the 34th floor at the same rental rate per foot ($10.50) during the term of this Amendment. Landlord to provide Tenant 10 business days written notice prior to leasing the 34th floor to another tenant.

7. **Broker.** Tenant agrees to indemnify, defend and save Landlord harmless from and against any claims for fees or commissions related to this amendment.

WDZ 9/1/2023

8. Except as herein expressly amended or modified the terms and conditions of the Lease are hereby ratified and confirmed and shall remain in full force and effect.

9. This Fourteenth Amendment shall not constitute an agreement by Landlord or Tenant and shall not be binding upon Landlord or Tenant unless and until this Fourteenth Amendment shall be executed by Landlord and Tenant.

10. This Fourteenth Amendment may be changed only in writing, signed by both parties, and shall be binding upon and inure to the benefit of Landlord and Tenant, their respective heirs, successors and, as permitted, their assigns.

IN WITNESS WHEREOF, Landlord and Tenant have executed this Fourteenth Amendment to Lease as of the date first written above.

LANDLORD:

Oral Roberts University,
an Oklahoma corporation

By: [signature]

Name: Tim R Phillips

Title: C.O.O.

TENANT:

ENGlobal U.S., Inc.
a Texas corporation

By: [signature]

Name: WILLIAM A. COSKEY

Title: CEO